                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, For Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              LADD FURNITURE, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, schedule or registration statement no.:

   (3) Filing party:

   (4) Date filed:

                                   Notice of

                                      1998

                                     Annual

                                    Meeting

                                Proxy Statement

                              LADD Furniture, Inc.

                               TABLE OF CONTENTS

Notice of Annual Meeting..............................................................................................      1
Proxy Statement
  General.............................................................................................................      2
  Voting Securities...................................................................................................      2
  Security Ownership of Certain Beneficial Owners and Management......................................................      2
  Nominees for Election of Directors..................................................................................      4
  Executive Cash Compensation and Related Information.................................................................      7
  Long-Term Incentive Plan -- Awards in 1997..........................................................................     13
  Defined Benefit Plan................................................................................................     13
  Other Compensation..................................................................................................     14
  Comparative Company Performance.....................................................................................     15
  The Board of Directors Committees and Meetings......................................................................     15
  Ratification of Independent Public Accountants......................................................................     16
  Date for the Receipt of Shareholder Proposals.......................................................................     16
  Other Business......................................................................................................     16
  Form 10-K...........................................................................................................     17
  Solicitation of Proxies.............................................................................................     17

           DIRECTIONS TO ANNUAL MEETING SITE AT GRANDOVER RESORT AND
                               CONFERENCE CENTER

                   (map of Annual Meeting Site appears here)

                              LADD FURNITURE, INC.

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
  LADD FURNITURE, INC.

     The annual meeting of the shareholders of LADD Furniture, Inc. will be held at Grandover Resort and Conference Center, One Thousand Club Road, Greensboro, North Carolina, on May 7, 1998, at 10:00 a.m., for the purpose of considering and acting upon the following:

     1. The election of nine directors;

     2. Ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the 1998 fiscal year; and

     3. All other business as may properly come before the meeting.

     Only shareholders of record as of the close of business on March 5, 1998, will be entitled to notice of, and to vote at, this meeting or at any adjournment thereof.

     The Company's Annual Report for the fiscal year ended January 3, 1998, as well as the Company's Annual Report on Form 10-K included therein as Appendix A, is enclosed. The Annual Report and Report on Form 10-K are not to be considered part of the proxy soliciting material.

     Shareholders are requested to date, sign and return the enclosed proxy. An envelope is provided requiring no postage for mailing in the United States. Your prompt response will be appreciated.

                                         WILLIAM S. CREEKMUIR
                                         SECRETARY

March 31, 1998
LADD Furniture, Inc.
Post Office Box 26777
Greensboro, NC 27417-6777

                              LADD FURNITURE, INC.
                             Post Office Box 26777
                           Greensboro, NC 27417-6777

                                PROXY STATEMENT

GENERAL

     This Proxy Statement and form of proxy (the "Proxy") is solicited by and on behalf of the Board of Directors of LADD Furniture, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders to be held at Grandover Resort and Conference Center, One Thousand Club Road, Greensboro, North Carolina, on May 7, 1998, at 10:00 a.m. and at any subsequent time which may be made necessary by its adjournment. This Proxy Statement and Proxy were mailed to shareholders on or about March 31, 1998.

     Only shareholders of record at the close of business on March 5, 1998, will be entitled to notice of, and to vote at the meeting. There were 7,760,433 shares of Common Stock outstanding on March 5, 1998.

     If the accompanying Proxy is properly signed and returned, the shares represented thereby will be voted. Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no choice is specified in a Proxy that is properly executed and returned, the Proxy will be voted FOR the nominees for directors named herein and FOR Item 2 of the accompanying Notice. Any shareholder giving the solicited Proxy may revoke it at any time before it is exercised, and any shareholder who has executed a Proxy and attends the meeting may elect to vote in person rather than by proxy. The Proxy may be revoked by the shareholder filing with the Secretary of the Company either a written instrument of revocation or a duly executed proxy bearing a later date.

VOTING SECURITIES

     The laws of North Carolina under which the Company is incorporated provide that each shareholder present or represented and entitled to vote on a matter at the meeting or any adjournment thereof, including with respect to the election of directors, will be entitled to one vote on such matter for each share held by him at the close of business on the record date. Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the numbers of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the table below are all persons known by management to own beneficially five percent or more of the Company's outstanding Common Stock as of December 31, 1997, except for Mr. Allen and FMR Corp. whose beneficial ownership has been determined as of March 5, 1998 and February 28, 1998, respectively. The persons have sole voting and investment power except as noted:

                                                                               NUMBER OF SHARES     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                          BENEFICIALLY OWNED      SHARES
Richard R. Allen...........................................................         704,011(1)           9.1%
2815 Lake Forest Drive
Greensboro, NC 27408
FMR Corp...................................................................         874,300             11.3%
82 Devonshire Street
Boston, MA 02109
Dimensional Fund Advisors, Inc.............................................         434,891(3)           5.6%
1299 Ocean Venue, 11th Floor
Santa Monica, CA 90401
Verissmo Research & Management, Inc........................................         410,000(4)           5.3%
775 Baywood Drive, #314
Petaluma, CA 94954
Piedmont Capital Management Corporation....................................         396,800(5)           5.1%
One James Center
Suite 1500
Richmond, VA 23219

(1) Does not include 13,334 shares owned by Mr. Allen's wife and 6,500 shares held in trust for an adult daughter, as to all such shares Mr. Allen disclaims beneficial ownership. Includes currently exercisable options as to 2,500 shares.

(2) Includes 767,800 shares owned by various funds as to which Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., acts as investment advisor (including 437,900 shares owned by Fidelity
    Low-Priced Stock Fund), 101,500 shares owned by Fidelity Management Trust Company serving as investment manager of institutional accounts, and 5000 shares owned by Fidelity International Limited serving as investment adviser to non-US investment companies. As to these shares, FMR carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 434,891 shares of the Company stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) All such shares are held on behalf of various investment advisory clients of Verissimo Research & Management, Inc., which clients have the right to receive or the power to direct receipt of dividends from or the proceeds from a sale of the shares and the power to vote and dispose of the shares.

(5) Piedmont Capital Management Corporation is a registered investment adviser that holds sole voting and investment power of the shares.

     The following table shows the number of shares of the Company's Common Stock beneficially owned at March 5, 1998 by each director and each nominee for election to the Board of Directors of the Company and all named executive officers of the Company in addition to Mr. Richard R. Allen named in the table above who is a director. Also shown is information as to the beneficial ownership of all directors and executive officers as a group. The persons have sole voting and investment power except as noted:

                                                                                           PERCENTAGE OF
                                                                    NUMBER OF SHARES        OUTSTANDING
NAME                                                               BENEFICIALLY OWNED         SHARES
Kenneth E. Church.............................................             48,597(1)              --(14)
James H. Corrigan, Jr.........................................             15,201(2)              --(14)
William S. Creekmuir..........................................             40,879(3)              --(14)
J. Patrick Danahy.............................................                -0-                 --
Charles R. Eitel..............................................              2,000(4)              --(14)
O. William Fenn, Jr...........................................            254,573(5)             3.3%
Michael P. Haley..............................................             42,107(6)              --(14)
Don A. Hunziker...............................................            240,111(7)             3.1%
David A. Jones................................................                -0-                 --
Thomas F. Keller..............................................              8,268(8)              --(14)
Ian J. McCarthy...............................................                -0-                 --
Donald L. Mitchell............................................             32,388(9)              --(14)
Zenon S. Nie..................................................              5,000(10)             --(14)
L. Glenn Orr, Jr..............................................              3,500(11)             --(14)
Fred L. Schuermann, Jr........................................             68,677(12)             --(14)
All executive officers and directors as a group
  (13 persons)................................................          1,465,312(2)(5)(7)(13)      18.3%

 (1) Includes currently exercisable options as to 39,292 shares and 2,462 shares of restricted stock. Does not include 219 shares held in the Company's 401(k) plan as to which he has no voting or investment power.

 (2) Includes 76 shares owned jointly by Mr. and Mrs. Corrigan and currently exercisable options as to 4,868 shares. Having reached mandatory retirement age under the Company's governance policy, Mr. Corrigan is retiring from the Board of Directors at the 1998 Annual Meeting and will not be standing for re-election. Mr. Corrigan's beneficial ownership is included in the group total.

 (3) Does not include 195 shares held by Mr. Creekmuir's wife, as to such shares Mr. Creekmuir disclaims beneficial ownership. Includes currently exercisable options as to 36,928 shares and 2,086 shares of restricted stock. Does not include 209 shares held in the Company's 401(k) plan as to which he has no voting or investment power.

 (4) Includes currently exercisable options as to 2,000 shares.

 (5) Does not include 8,889 shares held by Mr. Fenn's wife, as to such shares Mr. Fenn disclaims beneficial ownership. Includes currently exercisable options as to 3,500 shares. Having reached mandatory retirement age under the Company's governance policy, Mr. Fenn is retiring from the Board of Directors at the 1998 Annual Meeting and will not be standing for re-election. Mr. Fenn's beneficial ownership is included in the group total.

 (6) Includes currently exercisable options as to 36,673 shares and 2,434 shares of restricted stock. Does not include 219 shares held in the Company's 401(k) plan as to which he has no voting or investment power.

 (7) Does not include 19,556 shares held by Mr. Hunziker's wife, as to such shares Mr. Hunziker disclaims beneficial ownership. Includes currently exercisable options as to 3,500 shares. Having reached mandatory retirement age under the Company's governance policy, Mr. Hunziker is retiring from the Board of Directors at the 1998 Annual Meeting and will not be standing for re-election. Mr. Hunziker's beneficial ownership is included in the group total.

 (8) Includes currently exercisable options as to 5,168 shares.

 (9) Includes currently exercisable options as to 31,388 shares. Does not include 223 shares held in the Company's 401(k) plan as to which he has no voting or investment power.

(10) Includes currently exercisable options as to 2,000 shares.

(11) Includes currently exercisable options as to 2,500 shares.

(12) Includes currently exercisable options as to 58,879 shares and 4,505 shares of restricted stock. Does not include 226 shares held in the Company's 401(k) plan as to which he has no voting or investment power.

(13) Includes currently exercisable options as to 229,196 shares and 11,487 shares of restricted stock. Does not include 1,096 shares held in the Company's 401(k) plan as to which the participants do not have voting or investment power.

(14) Less than 1%.

     As of the record date, 70,714 shares of the Company's common stock are held by the Company's 401(k) plans (the "Plans"). Pursuant to the terms of the Plans, the trustee of the Plans, Frank Russell Trust Company, is entitled to vote the shares held by the Plans as directed by the Corporate Benefits Committee appointed by the Company. The Committee is composed of Messrs. Fred L. Schuermann, Jr., William S. Creekmuir, and Victor D. Dyer and intends to recommend to Frank Russell Trust Company to vote the shares FOR the nominees named for directors herein and FOR Item 2.

                       NOMINEES FOR ELECTION OF DIRECTORS
               (PROPOSAL NUMBERED (1) IN THE ACCOMPANYING NOTICE)

     At the 1998 Annual Meeting, nine directors will be elected to hold office until the 1999 Annual Meeting or until their successors have been elected and qualified. It is proposed to nominate the nine persons listed below with brief statements of their principal occupations and other biographical information. All of the nominees except for Messrs. Danahy, Jones and McCarthy are current directors. It is intended that the Proxyholders named in the Proxy will vote for the persons listed in the table below. Should any nominee named become unable to serve as a director, the shares represented by valid proxies will be voted for the election of such other person as the Board of Directors may recommend in his place, or the Board may recommend the nomination of only the remaining nominees.

                                                 DIRECTOR         BUSINESS EXPERIENCE DURING PAST FIVE YEARS, DIRECTORSHIPS
NAME                                    AGE       SINCE                   IN PUBLIC COMPANIES AND FAMILY RELATIONS
Richard R. Allen....................       57      1981     Chairman of the Board of Directors since October 1991; Chief
                                                              Executive Officer from October 1991 to December 1995; President from October 1991 to January 1995; currently chairman of the board of Lighthouse Financial Corporation and Pinnacle Capital
                                                              Corporation.
J. Patrick Danahy...................       53    Nominee    President and Chief Executive Officer of Cone Mills Corporation from
                                                              August 1990 to present; currently a director of Cone Mills
                                                              Corporation and Campania Industrial de Parras, S.A. de CV.
Charles R. Eitel(2)(3)..............       48      1997     President and Chief Operating Officer of Interface, Inc. since
                                                              February 1997; Executive Vice President of Interface, Inc. from
                                                              1994 to February 1997; president and chief executive officer of the
                                                              Floorcoverings Group of Interface, Inc. from 1994 to February 1997;
                                                              president and chief executive officer of Interface Americas from
                                                              1993 to 1994; president of Collins & Aikman Floorcoverings from
                                                              1987 to 1993; currently a director of Interface, Inc. and Weeks
                                                              Corporation.

                                                 DIRECTOR         BUSINESS EXPERIENCE DURING PAST FIVE YEARS, DIRECTORSHIPS
NAME                                    AGE       SINCE                   IN PUBLIC COMPANIES AND FAMILY RELATIONS
David A. Jones......................       48    Nominee    Chairman, President and Chief Executive Officer of Rayovac
                                                              Corporation from 1996 to present; chairman, president and chief executive officer of Thermoscan, Inc. from 1995 to 1996; president and chief executive officer of Regina Company from 1989 to 1994;
                                                              currently a director of Rayovac Corporation and Signature Brands.
Thomas F. Keller(2)(3)..............       66      1983     Currently R. J. Reynolds Professor and former Dean Fuqua School of
                                                              Business, Duke University, from 1974 to 1996; currently a director of Hatteras Income Securities, Inc., Nations Funds, Inc., Nations
                                                              Funds Trust, Nations Government Income Term Trust, 2003, Inc.,
                                                              Nations Government Income Term Trust, 2004, Inc., Nations Balanced
                                                              Target Maturity Trust, Nations Institutional Reserves, Nations Fund
                                                              Portfolios, Nations Lifegoal Funds, Inc., Nations Annuity Funds,
                                                              American Business Products, Wendy's International, Inc., The Mentor
                                                              Funds, Cash Reserve Trust, Mentor Institutional Trust, DIMON
                                                              Incorporated, and Biogen, Inc.
Ian J. McCarthy.....................       44    Nominee    President and Chief Executive Officer of Beazer Homes USA, Inc. (and
                                                              its predecessor companies) from 1991 to present; currently a director of Beazer Homes USA, Inc.
Zenon S. Nie(1)(3)..................       47      1997     Chairman of the Board since January 1994 and Chief Executive Officer since November 1993 of Simmons Company; president of the Consumer
                                                              Home Fashions Division of The Bibb Company from October 1991 to
                                                              November 1993; currently a trustee and member of the executive committee of the Board of Trustees of the International Sleep
                                                              Products Association.
L. Glenn Orr, Jr.(2)(3).............       56      1996     President and chief executive officer of Orr Management Company since
                                                              February 1995; chairman emeritus of Southern National Corporation since February 1995; chairman, president and chief executive officer of Southern National Corporation from October 1990 to
                                                              February 1995; currently a director of Highwoods Properties, Inc.,
                                                              BB&T Financial Corporation, Polymer Group, Inc., and Pleasants
                                                              Hardware Company, Inc.
Fred L. Schuermann, Jr..............       52      1991     President and Chief Executive Officer since January 1996; President and Chief Operating Officer from January 1995 to January 1996;
                                                              Executive Vice President from October 1991 to January 1995; Chief
                                                              Financial Officer, Secretary and Treasurer from January 1990 to
                                                              July 1992; currently a director of the American Furniture
                                                              Manufacturers Association.

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Corporate Governance Committee

     In addition to Fred L. Schuermann, Jr., listed above under "Nominees for Election of Directors," the Company currently has the following executive officers:

NAME                                                          AGE                         POSITIONS HELD
Kenneth E. Church..........................................   46    Executive Vice President of the Company and president of
                                                                      the Company's Upholstery Group since January 1996; vice
                                                                      president of the Company from April 1994 to January 1996;
                                                                      president of Clayton-Marcus Company, Inc., a subsidiary
                                                                      of the Company, since February 1991.
William S. Creekmuir.......................................   42    Executive Vice President of the Company since January 1996 and Chief Financial Officer, Secretary and Treasurer
                                                                      since July 1992; Senior Vice President from July 1992 to
                                                                      December 1995; currently a director of Brown Jordan
                                                                      International, Inc. and the American Furniture
                                                                      Manufacturers Association-Finance Division and chair
                                                                      elect of the Advisory Council to the John A. Walker
                                                                      College of Business at Appalachian State University.
Michael P. Haley...........................................   47    Executive Vice President of the Company since March 1996;
                                                                      president of American Furniture Company, Incorporated and
                                                                      LADD Contract Sales Corporation, subsidiaries of the
                                                                      Company, since May 1994; president and chief executive
                                                                      officer of Lowenstein Furniture Group from November 1988
                                                                      to May 1994.
Donald L. Mitchell.........................................   53    Executive Vice President of the Company and president of
                                                                      the Company's Casegoods Group since January 1996;
                                                                      president of Universal Furniture, Inc. from 1992 to 1995.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of Common Stock of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 3, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met except with respect to Mr. Church. Mr. Church's Form 4 reporting transactions in December 1997 due January 10, 1998 was filed on February 2, 1998.

              EXECUTIVE CASH COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally are made by the three-member Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. Recommendations on compensation for the Company's Senior Executives (as defined below) are made to the Compensation Committee by the Chief Executive Officer. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's incentive stock option plan, which must be made solely by the Committee in order for the grants under such plan to satisfy Exchange Act Rule 16b-3. Set forth below is a report prepared by Messrs. Orr and Eitel and Dr. Keller in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 1997 as they affected Mr. Fred L. Schuermann, Jr., President and Chief Executive Officer, and Messrs. Church, Creekmuir, Haley and Mitchell, the four executive officers other than Mr. Schuermann who, for 1997, were the Company's most highly paid executive officers (collectively with Mr. Schuermann, the "Senior Executives").

     The following report describes the Company's compensation plans and policies as they existed and were applied during 1997. The compensation plans of the Company were adjusted in 1996 by the Compensation Committee following consultations with Mr. Schuermann to provide for replacement of grants of restricted stock with an increased emphasis on the granting of stock options in order to provide further incentives to executives to increase shareholder value.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     The Compensation Committee's executive policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In that regard, the Compensation Committee has adopted the following Policy on Executive Compensation:

          IT SHALL BE THE POLICY OF LADD FURNITURE, INC. TO MAINTAIN AN EXECUTIVE COMPENSATION PROGRAM THAT WILL:

          (BULLET) SUPPORT A PAY-FOR-PERFORMANCE POLICY THAT DIFFERENTIATES THE
                   AMOUNT OF COMPENSATION ON THE BASIS OF CORPORATE, BUSINESS UNIT AND INDIVIDUAL PERFORMANCE;

        (BULLET) MOTIVATE SENIOR OFFICERS TO ACHIEVE STRATEGIC BUSINESS
                 INITIATIVES AND GOALS AND REWARD THEM FOR THEIR ACHIEVEMENT;

          (BULLET) PROVIDE COMPENSATION OPPORTUNITIES WHICH ARE COMPARABLE TO
                   THOSE OFFERED BY OTHER LEADING COMPANIES, THUS ALLOWING THE COMPANY TO COMPETE FOR AND RETAIN TALENTED EXECUTIVES WHO ARE CRITICAL TO THE COMPANY'S LONG-TERM SUCCESS; AND

          (BULLET) ALIGN THE INTERESTS OF EXECUTIVES WITH THE LONG-TERM
                   INTERESTS OF SHAREHOLDERS THROUGH AWARD OPPORTUNITIES THAT CAN RESULT IN OWNERSHIP OF LADD COMMON STOCK.

     THE LADD EXECUTIVE COMPENSATION PROGRAM SHALL BE COMPRISED OF BASE SALARY, ANNUAL CASH INCENTIVE OPPORTUNITIES, LONG-TERM INCENTIVE OPPORTUNITIES IN THE FORM OF STOCK OPTIONS, LADD COMMON STOCK AND CASH INCENTIVES, AND OTHER BENEFITS TYPICALLY OFFERED TO EXECUTIVES BY MAJOR CORPORATIONS.

     AS AN EXECUTIVE'S LEVEL OF RESPONSIBILITY INCREASES, A GREATER PORTION OF HIS OR HER POTENTIAL TOTAL COMPENSATION OPPORTUNITY SHALL BE BASED ON PERFORMANCE INCENTIVES AND LESS ON SALARY AND EMPLOYEE BENEFITS, CAUSING GREATER VARIABILITY IN THE INDIVIDUAL'S ABSOLUTE COMPENSATION LEVEL FROM YEAR-TO-YEAR. IN ADDITION, THE HIGHER ONE RISES IN THE LADD FURNITURE ORGANIZATION, THE GREATER THE COMPENSATION MIX SHIFTS TO RELY ON THE VALUE OF LADD'S COMMON STOCK THROUGH STOCK-BASED AWARDS.

SUMMARY OF INCENTIVE COMPENSATION PLANS

     While not required by the SEC disclosure rules, the Compensation Committee believes a brief description of each of the Company's incentive compensation plans as applicable for years 1995 through 1997 will enable shareholders to understand better the information presented below.

     MANAGEMENT INCENTIVE PLAN. The Company maintains a Management Incentive Plan designed to compensate officers and key managers for accomplishment of business unit, Group (Casegoods, Upholstery, and Contract Sales), and Company annual profit plans, subject to achieving certain specified earnings levels and the participant achieving specific individual performance objectives. All amounts earned for fiscal 1995, 1996 and 1997 by the Senior Executives have been included in the "Bonus" column in the Summary Compensation Table. For fiscal 1998, depending upon an individual's assigned incentive category, participants can earn incentive compensation payments up to a maximum of 20% to 120% of their annual salaries. Payments under the plan, if any, will be made following completion of the annual audit and after evaluation of the Company's (including separate business units) and participants' performances. The awards will be paid in cash.

     LONG-TERM INCENTIVE PLAN. The Company's Long-Term Incentive Plan ("LTIP") has been designed to compensate officers for accomplishment of business unit, Group, and Company long-range (three-year) objectives. The objectives for the 1995-1997 plan (the "1995 LTIP") consisted of specified levels of return on average shareholders' equity ("ROE"), return on average divisional invested capital ("ROIC"), and sales growth. Reflecting the Compensation Committee's decision to place an increased emphasis on tying incentive compensation to Company profitability and stock performance, the objective for the 1996-1998 plan (the "1996 LTIP") and the 1997-1999 plan (the "1997 LTIP") was specified levels of aggregate earnings per share for 1997, 1998 and 1999. Grants under the 1995 LTIP consisted of performance units, incentive stock option grants and issuance of restricted stock. Grants under the 1996 LTIP and 1997 LTIP consisted of performance units and incentive stock options. Payout of the performance units in the 1995 LTIP, if any, was designated to be made in cash. Payouts under the 1996 LTIP and 1997 LTIP, if any, will be made in the form of 50% cash and 50% issuance of the Company's common stock, consistent with the Compensation Committee's desire to emphasize overall Company profitability and stock performance.

     Issuances of stock options under the LTIPs were made pursuant to the Company's incentive stock option plan, which is further described below. The issuance of restricted stock under the 1995 LTIP was made pursuant to restricted stock agreements which provide that if the employee should cease to be employed by the Company for any reason other than death or disability or ceases to be employed by the Company in an appropriate executive capacity prior to five years from the date of the agreement, the Company may repurchase the shares for $.30 per share. The employee may not sell, assign, or transfer the shares in any way (except to a spouse or a child, and then the shares are still subject to the Company's right of repurchase) so long as the shares are subject to the Company's right of repurchase.

     Set forth below is a summary of the performance objectives, award opportunities, valuation of performance units, form of payout and the weighting of the performance objectives under the 1995, 1996, and 1997 LTIPs.

                                                                                1995 LTIP         1996 LTIP         1997 LTIP
                                                                               (1995-1997)       (1996-1998)       (1997-1999)
Types of awards (% of beginning base salary)
  Incentive stock options.................................................    12.5%-30.0%       25%-40.0%         25%-40.0%
  Restricted stock........................................................    12.5%-18.8%          N/A              N/A
  Performance units.......................................................    18.7%-25.0%          25%              25%
     Payout maximum.......................................................    28.1%-37.5%         37.5%             37.5%
     Unit payout method...................................................         Cash           50% Cash/         50% Cash/
                                                                                                  50% Stock         50% Stock
Weighting of performance objectives
  ROE or ROIC.............................................................         55%               N/A               N/A
  Sales growth............................................................         45%               N/A               N/A
  Earnings per share......................................................         N/A              100%              100%

     Cash incentive payments for the 1993, 1994 and 1995 LTIPs are included in the "LTIP Payout" column in the Summary Compensation Table. All issuances of restricted stock and stock options to the Senior Executives during 1995, 1996 and 1997 have been shown under the "Restricted Stock Award" and "Option" columns in the Summary Compensation Table. Awards in 1997 with respect to the performance units (cash portion) of the 1997 LTIP to the Senior Executives are shown in the Long-Term Incentive Plan -- Awards in 1997 Table.

     SPECIAL INCENTIVE COMPENSATION. In addition to the Management Incentive Plan and the Long-Term Incentive Plans, from time to time the Compensation Committee may provide for special incentive compensation arrangements to compensate executives, including Senior Executives, for unique circumstances and performance not captured by the Company's established compensation plans. In this regard, in 1996, Donald L. Mitchell was awarded a special, one-time bonus of $165,000 in connection with his recruitment as a senior executive of the Company. The payment of this bonus is reflected in the "All Other Compensation" column of the Summary Compensation Table. In addition, Mr. Mitchell's 1996 and 1997 arrangement included a minimum bonus of $50,000 for addressing turnaround issues of the Company's Casegoods Group. Further, in 1997, Kenneth E. Church's bonus arrangement was based upon the results of the Upholstery Group; however, the arrangement included a minimum bonus in 1997 equal to the bonus he earned in 1996. The payment of these bonuses is reflected in the "Bonus" column of the Summary Compensation Table.

     In 1996, the Compensation Committee, consistent with the increased emphasis on tying incentive compensation for Senior Executives to increased shareholder value, made one-time grants of non-qualified stock options to the Senior Executives in the following amounts: Schuermann (75,000); Church (50,000); Creekmuir (50,000); Haley (50,000); and Mitchell (50,000). The grant of these options, as well as the grants of options under the 1996 LTIP and 1997 LTIP, are shown in the "Option" column in the Summary Compensation Table.

     1994 INCENTIVE STOCK OPTION PLAN. On February 24, 1994, the Company adopted the LADD Furniture, Inc. 1994 Incentive Stock Option Plan (the "Plan"). Pursuant to the Plan, 800,000 shares of the Company's Common Stock have been reserved for the issuance of stock options under the Plan. Incentive stock options are issued by the Administrative Committee of the Plan (the Compensation Committee of the Board of Directors) at current fair market prices (based upon the closing price of the Company's Common Stock on the Nasdaq stock market on the date of grant). Only key employees (as determined by the Administrative Committee) are eligible to receive options. The Committee does not consider a participant's current stock ownership or prior stock option or restricted stock grants when making new stock option grants. The Committee has considered in the past, however, beneficial ownership of Company Common Stock when setting the price of incentive stock options for any optionees who own more than 10% of the Company's Common Stock. For these individuals, the option price is 110% of fair market value on the date of grant. The Plan also currently provides for the granting of nonqualified stock options as to 2,000 shares of the Company's Common Stock to nonemployee directors of the Company upon their initial election to the Board and additional nonqualified stock options as to 2,000 shares each year thereafter so long as the nonemployee director remains eligible under the terms of the Plan. The Plan also provides for the granting of nonqualified stock options to eligible employees at option prices less than fair market value. Options granted under the Plan are typically for a term of ten years, first becoming exercisable in 25% increments over a four-year period beginning one year after the date of grant, except for Director Options which are 100% exercisable one year after the date of grant.

RELATIONSHIP OF COMPANY PERFORMANCE TO SENIOR EXECUTIVE 1997 COMPENSATION

     Compensation paid to the Company's executive officers in 1997, as reflected in the following tables as to the Senior Executives, consisted of the following elements: base salary, annual bonuses payout under the 1997 Management Incentive Plan, long-term bonus payout for 1997 under the 1995 LTIP, special incentive compensation, and various payments associated with employee benefits provided to Senior Executives.

     The measures of performance that were utilized under the Company's compensation plans for 1997 were as follows: (1) actual versus targeted annual profit performance, (2) return on average shareholders' equity or return on average Group or business unit invested capital, both annually and over a three-year period, (3) sales growth over a three-year period, and (4) aggregate earnings per share. A portion of the annual incentive opportunity was also based on specific individual performance objectives established for each Senior Executive, except for Mr. Schuermann. Subjective considerations of individual performance were considered only in establishing base salaries or other special compensation arrangements.

     ACTUAL VERSUS TARGETED PROFIT PERFORMANCE. Actual versus targeted profit performance and, with the exception of Mr. Schuermann, performance against specific individual objectives were the criteria utilized to determine the extent to which targeted annual bonuses were paid to the Company's Senior Executives. The actual versus target profit performance bonus opportunity represented 35% to 50% of the Senior Executives' beginning base salary for 1997. Target annual profits utilized for purposes of evaluating annual bonuses were based on business plans developed by the management teams of the individual business units and the Senior Executives and were approved by the Company's Board of Directors. Payouts for 1997 based upon these performance criteria are reflected in the "Bonus" column of the Summary Compensation Table.

     RETURN ON AVERAGE SHAREHOLDERS' EQUITY OR INVESTED CAPITAL. Return on average shareholders' equity was an important component of the annual bonus for Messrs. Schuermann and Creekmuir. The return on average equity target is set such that if it is achieved, the Company would be recognized as a top performer in the furniture industry. The return on average equity component of the 1997 bonus opportunity represented 35% and 20%, respectively, of Messrs. Schuermann and Creekmuir's beginning base salary for 1997 under the Management Incentive Plan.

     Return on average Group or business unit invested capital was an important component of the annual bonus for Messrs. Church, Haley and Mitchell The return on average Group or business unit invested capital target is set such that if it is achieved, the operating unit would be recognized as a top performer in the furniture industry. The return on average Group or business unit invested capital component of the 1997 bonus opportunity represented 20% of Messrs. Church, Haley and Mitchell's beginning base salary for 1997 under the Management Incentive Plan. Payouts for 1997 based upon this performance criterion are reflected in the "Bonus" column of the Summary Compensation Table.

     As discussed above, the 1995 LTIP included as a performance measurement criterion return on average shareholders equity or return on average business unit invested capital over the three-year performance cycle. All payments under the 1995 LTIP based on this performance criteria are included in the "LTIP Payouts" column in the Summary Compensation Table. Awards with respect to the cash portion of the 1997 LTIP made in 1997 to Senior Executives are shown in the Long Term Incentive Plan -- Awards in 1997 Table.

     SALES GROWTH. Under the cash portion of the 1995 LTIP which was paid in 1997, Senior Executives participating in the 1995 LTIP at the beginning of the three-year performance cycle could earn incentive compensation by exceeding target goals tied to sales growth for the Company or division relative to the furniture industry as measured by the U.S. Commerce Department Furniture Growth Index. All payments under the 1995 LTIP based on this performance criteria are included in the "LTIP Payouts" column in the Summary Compensation Table. Awards with respect to the cash portion of the 1997 LTIP made in 1997 to Senior Executives are shown in the Long Term Incentive Plan -- Awards in 1997 Table.

     INDIVIDUAL PERFORMANCE OBJECTIVES. Under the 1997 Management Incentive Plan, a bonus opportunity of 10% of beginning base salary was also based on specific individual performance objectives ("IPOs") established for each Senior Executive, with the exception of Mr. Schuermann. Mr. Schuermann's incentive compensation under the Management Incentive Plan was based entirely upon attaining profitability and return on average shareholders' equity objectives. At the beginning of each year, IPOs specific to each Senior Executives' areas of responsibility are established in consultation with the Chief Executive Officer. Such IPOs may include sales growth, cost control, balance sheet management, and quality improvement. The Senior Executives' satisfaction of their respective IPOs during 1997 was evaluated by Mr. Schuermann and were approved by the Compensation Committee. All payments for achievement of IPOs in 1997 are included in the "Bonus" column in the Summary Compensation Table.

     OTHER COMPENSATION PLANS AND ARRANGEMENTS. At various times in the past, the Company has adopted certain broad-based employee benefit plans in which Senior Executives, once eligible, have been permitted to participate and has adopted certain executive officer retirement, life and health insurance plans. The benefits under these plans are not directly or indirectly tied to a business unit's performance. Payments to Senior Executives in 1997 under special compensation arrangements are discussed in the preceding section, "Special Incentive Compensation" of the Summary of Incentive Compensation.

CHIEF EXECUTIVE OFFICER'S 1997 COMPENSATION

     Mr. Fred L. Schuermann, Jr., President and Chief Executive Officer, was eligible to participate in the same executive compensation plans available to other Senior Executives. The Compensation Committee's general approach to setting Mr. Schuermann's target annual compensation was to seek to be competitive with other companies in the furniture industry, but have a large percentage of his target compensation based upon objective short-term and long-term performance criteria. While this may result in some fluctuations in the actual level of Mr. Schuermann's annual compensation, the Compensation Committee believes its objectives appropriately motivate the Company's chief executive officer toward clearly defined long-term goals, while acknowledging the importance to the chief executive officer of his having some certainty in the level of his compensation through its non-performance based elements. Mr. Schuermann's base salary was designed to be competitive with base salaries paid other chief executive officers of public companies in the furniture industry and other corporations of similar size.

     The Compensation Committee established Mr. Schuermann's target annual bonus for 1997 after giving consideration to the Company's performance in 1996, the then present furniture manufacturing and retail sales environment, as well as emphasis which the Compensation Committee places on compensation being paid under the long-term incentive arrangements provided by the Long-Term Incentive Plan. Sixty-five percent of Mr. Schuermann's incentive opportunity under the annual bonus program was based upon profit performance and the other 35% was based upon return on average shareholders' equity of the Company -- both based upon incentive target ranges. In light of the progress made towards improved profitability, the Compensation Committee approved a minimum bonus of $75,000 for Mr. Schuermann. Such payment is reflected in the "Bonus" column in the Summary Compensation Table.

     In the first quarter of 1997, the Compensation Committee established target payout levels and target performance levels for the 1997 through 1999 performance cycle under the 1997 LTIP following a review of Mr. Schuermann's pay relative to others in similar corporations, expected trends in executive pay, and the Company's performance goals. The performance criterion utilized by the Committee for Mr. Schuermann under the 1997 LTIP -- aggregate earnings per share for 1997 through 1999 -- was designed to reinforce the Committee's increased emphasis on tying incentive compensation to increases in shareholder value. The Compensation Committee believes that Company performance at performance objective levels will indicate that the Company is an industry leader.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

        L. Glenn Orr, Jr.        Charles R. Eitel        Thomas F. Keller

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Summary Compensation Table below indicates the Cash Compensation paid by the Company, as well as other compensation paid or accrued to the Senior Executives at the end of fiscal 1997, for services rendered in all capacities during fiscal years 1997, 1996, and 1995, respectively.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION                              AWARDS
                                                                       OTHER         RESTRICTED                SECURITIES PAYOUTS
                                                                       ANNUAL        STOCK                     UNDERLYING  LTIP
                                             SALARY      BONUS      COMPENSATION     AWARD(S)                  OPTIONS PAYOUTS
NAME AND PRINCIPAL POSITION        YEAR       ($)          ($)        ($)(1)        ($)(2)                    (#)      ($)
Fred L. Schuermann, Jr.            1997     $360,000     $ 75,000     $-0-          $-0-                      9,365  $ -0-
  President and Chief Executive    1996      320,000       -0-         -0-          -0-                       85,560   -0-
             Officer               1995      259,583       -0-         -0-          46,844                    4,838   13,230

   Kenneth E. Church               1997     $260,000     $200,180     $-0-          $-0-                      6,765  $55,125
  Executive Vice President         1996      250,000      200,160      -0-          -0-                       58,250  75,000
                                   1995      210,000      168,140      -0-          25,153                    1,628   72,480

William S. Creekmuir               1997     $235,000     $ 38,070     $-0-          $-0-                      6,115  $ -0-
  Executive Vice President,        1996      225,000       -0-         -0-          -0-                       57,420   -0-
  Chief Financial Officer,         1995      183,083       -0-         -0-          22,155                    1,434   11,830
  Secretary and Treasurer

    Michael P. Haley               1997     $235,000     $188,000     $-0-          $-0-                      6,115  $69,375
  Executive Vice President         1996      225,000      168,750      -0-          -0-                       54,640   -0-
                                   1995      190,833      130,845      -0-          22,155                    1,434    -0-

Donald L. Mitchell(4)              1997     $285,000     $ 50,000     $-0-          $-0-                      7,415  $ -0-
  Executive Vice President         1996      275,000       50,000      -0-          -0-                       59,070   -0-


                                 ALL
                                 OTHER
                                 COMPENSATION
NAME AND PRINCIPAL POSITION      ($)(3)
Fred L. Schuermann, Jr.          $4,640
  President and Chief Executive  1,840
             Officer             1,200

   Kenneth E. Church             $7,297
  Executive Vice President       4,250
                                 4,014

William S. Creekmuir             $4,577
  Executive Vice President,      1,757
  Chief Financial Officer,       2,706
  Secretary and Treasurer

    Michael P. Haley             $3,844
  Executive Vice President       1,009
                                 905

Donald L. Mitchell(4)            $4,554
  Executive Vice President       166,696

(1) Perquisites and other personal benefits paid to each of the named executive officers were less than 10% of the total of their respective annual salary and bonus in each of 1995, 1996, and 1997.

(2) Dividends are paid on restricted stock awards at the same rate as paid to all shareholders. See the discussion under "Long-Term Incentive Plan" included in the preceding Compensation Committee Report on Executive Compensation for the general terms and conditions of the restricted stock grants. On January 3, 1998, the above named executive officers held the number of restricted shares having a then current market value as follows:
    Schuermann (4,505/$66,223); Church (2,462/$36,191); Creekmuir
    (2,086/$30,664); Haley (2,434/$35,780) and Mitchell (-0-/$-0-).

(3) The Company has made a $3,200 annual contribution in 1997 and $400 annual contributions in each of 1996 and 1995 on behalf of each of the named executives to match pre-tax elective deferral contributions (included under Salary) made by each under the Company's 401(k) Savings Plan for Salaried Employees. The 1997 annual contribution was paid in quarterly installments in the form of shares of Company common stock valued at fair market value as of the contribution date. Mr. Church's totals include payment of medical insurance premiums of $3,199, $3,045 and $3,086 in 1997, 1996 and 1995,
    respectively. Mr. Creekmuir's totals include $1,000 of director fees for subsidiary corporations in 1997 and 1996 and $2,000 in 1995. Mr. Mitchell's total includes a $165,000 special incentive bonus upon joining the Company in 1996. The balance of each of the named executive officer's "all other compensation" represents premiums paid by the Company on group term life insurance. The Company provides this benefit for most salaried employees.

(4) Mr. Mitchell became employed by the Company on January 1, 1996.

STOCK OPTIONS

     The following table sets forth information with regard to grants of stock options during the fiscal year ended January 3, 1998, to each of the named Senior Executives. All such grants were made under the Company's 1994 Incentive Stock Option Plan. Additionally, the values assigned to each reported option are shown assuming five percent and ten percent compounded annual growth rates in the market value of the Company's Common Stock. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date.

                          STOCK OPTION GRANTS IN 1997

                                                                                                              POTENTIAL
                                                                                                              REALIZABLE
                                                                                                               VALUE
                                                                                                                AT
                                                                   INDIVIDUAL GRANTS                         ASSUMED
                                                                          %                                  ANNUAL
                                                                          OF                                 RATES
                                                                          TOTAL                                 OF
                                                                          OPTIONS                             STOCK
                                                          NUMBER          GRANTED                             PRICE
                                                          OF              TO            EXERCISE              APPRECIATION
                                                          SECURITIES      EMPLOYEES     OR                     FOR
                                                          UNDERLYING      IN            BASE                 OPTION
                                                          OPTIONS         FISCAL        PRICE    EXPIRATION   TERM(3)
NAME                                                      (#)(1)          YEAR(2)       ($/SH)   DATE          5%($)
Fred L. Schuermann, Jr..................................  9,365*          9.4%          $15.63   03/06/07      $92,025
Kenneth E. Church.......................................  6,765*          6.8%          15.63    03/06/07       66,476
William S. Creekmuir....................................  6,115*          6.1%          15.63    03/06/07       60,089
Michael P. Haley........................................  6,115*          6.1%          15.63    03/06/07       60,089
Donald L. Mitchell......................................  7,415*          7.4%          15.63    03/06/07       72,863


NAME                                                        10%($)
Fred L. Schuermann, Jr...................................  $233,209
Kenneth E. Church........................................   168,464
William S. Creekmuir.....................................   152,277
Michael P. Haley.........................................   152,277
Donald L. Mitchell.......................................   184,650

 * Nonqualified stock options

(1) The options are for a term of ten years first becoming exercisable in 25% increments over a four-year period beginning one year after the date of grant. Nonqualified stock options are transferable by gift to family members or family trusts during the term of the option grant.

(2) In fiscal 1997, 100,005 options were granted to all employees as a group. The percentage shown is for the aggregate of all options granted to the optionee in 1997 of all options granted to all employees as a group during the year.

(3) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

     The following table sets forth information with regard to exercises of stock options during the fiscal year ended January 3, 1998, by each of the named Senior Executives and the 1997 fiscal year-end value of all unexercised options held by such individuals.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                       AND FISCAL YEAR END OPTION VALUES

                                                                                NUMBER OF
                                                                                SECURITIES                       VALUE OF
                                                                                UNDERLYING                     UNEXERCISED
                                                                         UNEXERCISED                     IN-THE-MONEY
                                               SHARES                     OPTIONS AT                      OPTIONS AT
                                            ACQUIRED ON       VALUE       FY-END(#)                      FY-END($)(1)
NAME                                        EXERCISE(#)    REALIZED($)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Fred L. Schuermann, Jr......................      1,950          $5,606     33,351          77,792          $51,030        $168,446
Kenneth E. Church...........................       -0-            -0-       22,422          52,310          38,225          114,681
William S. Creekmuir........................       -0-            -0-       20,524          50,894          37,682          113,046
Michael P. Haley............................       -0-            -0-       18,127          49,063          35,858          107,573
Donald L. Mitchell..........................       -0-            -0-       14,767          51,718          38,763          116,295

(1) Closing price of Company Common Stock at January 3, 1998 was $15.00.

                   LONG TERM INCENTIVE PLAN -- AWARDS IN 1997

     In March 1997, the Compensation Committee made awards to the Senior Executives with respect to the cash portion of the Company's 1997 LTIP for the 1997-1999 performance cycle, and such awards are shown in the following table. All issuances of incentive stock options to the Senior Executives during 1997 pursuant to the 1997 LTIP are shown under the "Securities Underlying Options" column in the Summary Compensation Table.

                                                                          ESTIMATED FUTURE PAYOUTS UNDER
                               NUMBER OF        PERFORMANCE PERIOD OR      NON-STOCK PRICE-BASED PLANS
                            SHARES, UNITS OR      OTHER PERIOD UNTIL     THRESHOLD    TARGET     MAXIMUM
NAME                          OTHER RIGHTS      MATURATION OR PAYMENT        $           $          $
Fred L. Schuermann, Jr......     900 units            1997-1999           $45,000     $90,000    $135,000
Kenneth E. Church...........     650 units            1997-1999            32,500      65,000      97,500
William S. Creekmuir........   587.5 units            1997-1999            29,375      58,750      88,125
Michael P. Haley............   587.5 units            1997-1999            29,375      58,750      88,125
Donald L. Mitchell..........   712.5 units            1997-1999            35,625      71,250     106,875

                              DEFINED BENEFIT PLAN

NONQUALIFIED SUPPLEMENTAL RETIREMENT PLAN

     The Company established a nonqualified supplemental retirement plan known as the LADD Furniture, Inc. Supplemental Retirement Income Plan (the "SERP") for certain of its salaried employees. The SERP has a three-fold purpose: (1) to provide "make-up" benefits to certain salaried employees whose benefits under the Salaried Plan were reduced as a result of bringing the Retirement Plan into compliance with the Tax Reform Act of 1986 ("Category One Participants"); (2) to provide supplemental retirement income for key executive officers ("Category Two Participants"); and (3) to provide the Company with the necessary flexibility for designing an effective compensation package to attract new executives ("Category Three Participants"). The SERP also provides supplemental survivor benefits for the designated beneficiary of each participant. Messrs. Schuermann, Church, Creekmuir, Haley, and Mitchell are Category Two Participants under the SERP.

     In conjunction with termination of the Company's defined benefit retirement plan (the "Retirement Plan") as of December 31, 1996, the SERP was amended effective January 1, 1997, to provide that the benefits earned under the SERP will be computed using the assumption that the Retirement Plan continues to operate. Participants in the SERP are not vested until attainment of age 55 with 10 years of service.

     The following table shows estimated annual benefits payable, after offsets for the Retirement Plan benefit and Social Security, upon retirement to Category Two Participants in the SERP at the specified remuneration in the various Years of Service classifications:

                          EXECUTIVE CASH COMPENSATION

                                                                YEARS OF SERVICE
FINAL AVERAGE COMPENSATION                     15          20          25          30          35
    $100,000.............................   $      0    $  1,944    $  6,459    $    974    $      0
    $200,000.............................     10,251      18,187      26,123      14,059       1,995
    $300,000.............................     35,126      50,732      66,339      51,945      37,552
    $400,000.............................     65,126      90,732     116,339     101,945      87,552
    $500,000.............................     95,126     130,732     166,339     151,945     137,552
    $600,000.............................    125,126     170,732     216,339     201,945     187,552

     The years of credited service and Average Final Compensation as of January 3, 1998 the Senior Executives are as follows:

                                                                                 AVERAGE
                                                                YEARS OF          FINAL
EXECUTIVE OFFICER                                               SERVICE        COMPENSATION
Fred L. Schuermann, Jr....................................        20.58          $317,604
Kenneth E. Church.........................................        12.92           465,320
William S. Creekmuir......................................         5.50           218,304
Michael P. Haley..........................................        12.08           350,143
Donald L. Mitchell........................................        14.08           387,500

                               OTHER COMPENSATION

COMPENSATION OF DIRECTORS

     The Company compensates each director who is not an employee an annual fee of $16,000, plus $1,200 for each non-telephone meeting of the Board or $400 for each telephone Board meeting. Non-employee directors also receive an additional meeting fee of $800 for each committee meeting attended on the same day as a Board meeting and a $1,200 fee for each committee meeting attended on a date other than a day of a Board meeting. The Company's policy also provides that the Chairman of the Board, if he is not an employee of the Company, shall receive an additional annual fee of $10,000. The chairman of each committee of the Board who is not an employee of the Company shall receive an additional annual fee of $2,000. Mr. Allen, Chairman of the Board, received no cash directors fees in 1997 under the terms of his retirement agreement. In addition to such fees, the Company reimburses each director for travel and other related expenses incurred in attending the meetings.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into executive employment agreements (the "Executive Agreements") with each of Messrs. Schuermann, Church, Creekmuir, Haley and Mitchell (collectively the "Executives"). The Executive Agreements (all of which are substantially similar) have an initial term of two years which is automatically extended for successive one-year periods until terminated by either party. The Executive Agreements provide that if the Executive's employment with the Company is terminated at any time during the term of the Executive Agreement for any reason other than "for cause" (as defined in the Executive Agreement), the Executive shall be entitled to receive in 24 equal monthly payments an amount equal to two times the sum of (i) his then current base salary and (ii) the average annual incentive payments to the Executive during the preceding three years, less earned income received by him during the 24-month severance period. The Executive shall also be deemed to be 100% vested with respect to the SERP.

     The Executive Agreements are intended to encourage the Executives to remain in the employ of the Company during periods of uncertainty in the event that the Company undergoes a change in control. For the purposes of the Executive Agreements, a "change in control" shall be deemed to have occurred when (i) any person, corporation, or group of associated persons, excluding affiliates of the Company, acquires a beneficial ownership of an aggregate of more than 50% of the then outstanding shares of voting stock of the Company or (ii) a merger or consolidation to which the Company is a party and where the Company is not a surviving or continuing entity has been completed. The Executive Agreements provide for the payment of severance benefits to the Executive if he terminates his employment for "Good Reason" (as such term is defined in the Executive Agreement) during the 12 months immediately preceding or following the effective date of a change in control of the Company. If the Executive terminates his employment for Good Reason, then the Company shall pay him a lump sum severance payment in an amount equal to two times the sum of (i) his then current base salary and (ii) the average annual incentive payments to the Executive during the preceding three years. Further, the Executive shall immediately become 100% vested in the SERP, all outstanding stock options shall become immediately exercisable, and all restrictions under restricted stock agreements shall be eliminated.

     The Company's 1994 Incentive Stock Option Plan also has a change in control provision similar to that discussed above. In the event of a change of control, all stock option grants become immediately exercisable for all option holders, including the Executives, if provision is not made in the change of control transaction for continuance of the option plan and the assumption of options previously granted under the Plan.

                        COMPARATIVE COMPANY PERFORMANCE

     The following line graph compares cumulative total shareholder return for the Company with a performance indicator of the overall stock market, the Nasdaq Index, the Russell 2000(Register mark) Index, and an industry index-the Household Furniture Index, for the preceding five fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                          AMONG LADD FURNITURE, INC.,
    NASDAQ INDEX, RUSSELL 2000(REGISTER MARK) INDEX, AND PEER INDUSTRY INDEX

              ASSUMES $100 INVESTED ON JANUARY 2, 1993 IN COMPANY
 COMMON STOCK, NASDAQ INDEX(1), RUSSELL 2000(Register mark) INDEX(2) and
                               HOUSEHOLD FURNITURE
                 INDUSTRY INDEX(3) WITH REINVESTMENT OF DIVIDENDS

                     (graph appears here with plot points)



Nasdaq   Russell 2000   Peer Index   LADD
"1992"   100      100      100      100
"1993"   114.8    118.91   132.22   96.3
"1994"   112.21   116.75   95.97    63.59
"1995"   158.7    149.95   120.04   43.44
"1996"   195.19   174.67   152.57   48.41
"1997"   239.53   213.73   203.03   49.65

(1) Nasdaq Index for U.S. Companies prepared for Nasdaq by the Center for Research in Securities Prices at the University of Chicago.

(2) Russell 2000(Register mark) Index as prepared by Frank Russell Company. The Russell 2000(Register mark) Index measures the performance of the 2000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3) SIC Code 251 Household Furniture Index as prepared by Media General Financial Services, Inc., which index includes Ameriwood Industries, Bassett Furniture, Bush Industries, Chromcraft Revington, DMI Furniture, Ethan Allen Interiors, Flexsteel Industries, Furniture Brands International, Industrie Natuzzi, Krause's Furniture, La-Z-Boy Chair, LADD Furniture, Leggett & Platt, MASCO Corp., Meadowcraft, O'Sullivan Industries, Pulaski Furniture, Rowe Furniture, and Stanley Furniture. The returns of each company have been weighted according to each company's market capitalization.

                             THE BOARD OF DIRECTORS
                            COMMITTEES AND MEETINGS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has established a Compensation Committee currently consisting of Messrs. Eitel and Orr (chairman) and Dr. Keller. The Compensation Committee acts to review and recommend major changes in policy of various compensation or benefits programs and salary levels for top management positions. During 1997, the Compensation Committee met four times.

AUDIT COMMITTEE

     The Board of Directors has established an Audit Committee. It provides general oversight of financial reporting and of the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by informal meetings and contact with members of management concerned with financial and control functions and the Company's internal auditors. The Audit Committee met three times in 1997. The current members of the Audit Committee are Messrs. Corrigan (chairman), Fenn, Hunziker, and Nie.

CORPORATE GOVERNANCE COMMITTEE

     The Board of Directors has established a Corporate Governance Committee. It acts to review and address governance policy issues such as management succession planning; composition of the Board of Directors to assure diversity of business experience, age and background; assessment of Board performance; and composition of Board committees. The Corporate Governance Committee met four times in 1997. The current members of the Corporate Governance Committee are Messrs. Corrigan, Eitel, Nie, and Orr and Dr. Keller (chairman).

BOARD ATTENDANCE

     The Board of Directors held five meetings in person and one telephonic meeting during 1997. All directors attended at least 75% of the Board and committee meetings they were responsible for attending. The Board has not established a nominating committee.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
               (PROPOSAL NUMBERED (2) IN THE ACCOMPANYING NOTICE)

     The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification. In recommending the ratification by the shareholders of the appointment of KPMG Peat Marwick LLP, the Board of Directors is acting upon the recommendation of the Audit Committee, which is composed entirely of non-employee Directors and which has satisfied itself as to the firm's professional competence and standing. In making its recommendation, the Audit Committee has taken into consideration the audit scope and audit fees associated with such retention. A representative of KPMG Peat Marwick LLP will attend the 1998 Annual Meeting of Shareholders to answer appropriate questions and to make any statement that such representative may desire to make.

     The Board of Directors unanimously recommends a vote "FOR" the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants to audit the books and accounts of the Company for the 1998 fiscal year. A favorable vote by the holders of a majority of the Company's outstanding shares of Common Stock represented at the meeting is required for ratification of independent auditors. It is intended that, unless otherwise specified by the shareholders, votes will be cast pursuant to the proxies hereby solicited in favor of the approval of the selection of KPMG Peat Marwick LLP as independent public accountants to audit the books and accounts of the Company for the 1998 fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                 DATE FOR THE RECEIPT OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the proxy materials for the 1999 Annual Meeting, any such proposal must be received by the Company at its executive offices not later than January 8, 1999 and meet all other applicable requirements for inclusion therein.

                                 OTHER BUSINESS

     The Company does not intend to bring any business before the meeting other than that stated above in this Proxy Statement. However, if any other matters properly come before the meeting, the Proxyholders named in the enclosed Proxy will vote on such matters pursuant to the Proxy in accordance with their best judgment or as instructed by the Board of Directors.

                                   FORM 10-K

     SECURITIES AND EXCHANGE COMMISSION FORM 10-K ANNUAL REPORT WILL BE PROVIDED FREE OF CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST DIRECTED TO: LADD FURNITURE, INC., POST OFFICE BOX 26777, GREENSBORO, NC 27417-6777, ATTENTION: JOHN J. ONG, DIRECTOR OF INVESTOR RELATIONS.

     A copy of the Company's Annual Report to Shareholders for the year ended January 3, 1998, accompanies this Proxy Statement. The Annual Report and Appendix A thereto, which contains the Company's Annual Report on Form 10-K, are not part of the Company's solicitation materials.

                            SOLICITATION OF PROXIES

     The Company expects to solicit proxies primarily by mail. Proxies may be solicited personally and by telephone by regular employees of the Company. The only expenses anticipated are those which are ordinarily incurred in connection with preparing, assembling and mailing the proxy material, including charges and expenses of communicating with shareholders. The total amount of such expenses will be borne by the Company.

     If you cannot be present at the meeting, you are requested to SIGN, DATE, and RETURN the accompanying Proxy in the enclosed envelope.

                                         WILLIAM S. CREEKMUIR
                                         SECRETARY

********************************************************************************
                                    APPENDIX

                              LADD FURNITURE, INC.
P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Fred L. Schuermann, Jr. and Richard R. Allen, or either of them, as Proxyholders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of LADD Furniture, Inc. held of record by the undersigned on March 5, 1998, at the annual meeting of shareholders to be held on May 7, 1998 at 10:00 a.m. at Grandover Resort and Conference Center, One Thousand Club Road, Greensboro, N.C. or any adjournment thereof.

     1. ELECTION OF DIRECTORS

        [ ] FOR             [ ] WITHHOLD       [ ] FOR ALL EXCEPT


Richard R. Allen, J. Patrick Danahy, Charles R. Eitel, David A. Jones, Thomas F. Keller, Ian J. McCarthy, Zenon S. Nie, L. Glenn Orr, Jr., and Fred L. Schuermann, Jr.

  (INSTRUCTION -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                         MARK THE "FOR ALL EXCEPT" BOX
          AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

    2. RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

       [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

    3. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

    IF NO DIRECTION IS MADE, THIS PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR PROPOSALS 1 AND 2.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officers. If a partnership, please sign in partnership name by authorized person.

                                           Dated                          , 1998
                                                  (Be sure to date Proxy)

                                           Signature

                                           Signature if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE